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                         SUPPLEMENT DATED MARCH 10, 2000
           TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                DATED MAY 1, 1999
              FOR PORTFOLIO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY
                   ISSUED BY INTEGRITY LIFE INSURANCE COMPANY

          THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SAI AND SHOULD BE
                     READ AND RETAINED WITH THE PROSPECTUS.


     On March 3, 2000, Integrity Life Insurance Company (INTEGRITY) was acquired by The Western and Southern Life Insurance Company (WESTERN AND SOUTHERN). Western and Southern is part of the Western-Southern Enterprise, a financial services group that also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Fort Washington Investment Advisors, Todd Investment Advisors, Countrywide Financial Services, Capital Analysts and Eagle Realty Group. Assets owned or under management by the group exceed $25 billion. Western and Southern is rated A++ (Superior) for overall performance by A.M. Best, AAA (Highest) for claims paying ability by Duff & Phelps, AAA (Extremely Strong) for financial strength by Standard & Poor's, and Aa2 (Excellent) for financial strength by Moody's.

     Following the acquisition by Western and Southern, Integrity was rated AAA (Highest) for claims paying ability by Duff & Phelps, and AAA (Extremely Strong) for financial strength by Standard & Poor's. In addition, the Ohio Department of Insurance has terminated its Supervision Order (as amended) with respect to Integrity, effective at the closing of the acquisition.